NOTICE OF ANNUAL
MEETING OF
SHAREHOLDERS
AND PROXY
STATEMENT















SLIPPERY ROCK FINANCIAL CORPORATION
100 South Main Street
Slippery Rock, Pennsylvania 16057-1245







To be held April 21, 1998
















              Mailed to Shareholders March 31, 1998

                      SLIPPERY ROCK FINANCIAL CORPORATION
                            100 SOUTH MAIN STREET
                     SLIPPERY ROCK, PENNSYLVANIA 16057-1245
                                (724) 794-2210




                                             March 31, 1998


Dear Shareholder:

     It is my pleasure to invite and encourage you to attend the Annual Shareholder's Meeting.

     The meeting will be held at 7:00 P.M. on Tuesday, April 21, 1998, at the Slippery Rock Township Municipal Building, 155 Branchton Road, Slippery Rock, PA. This gives you an excellent opportunity to get acquainted with other Shareholders, Directors, Officers, and Staff. The format of the meeting will be the same as in previous years, that being a short business meeting followed by a buffet luncheon. Should you have questions please feel free to discuss them during the meeting.

     You will find enclosed the Notice of Meeting, Proxy Statement and Proxy for the Annual Meeting of Shareholders of Slippery Rock Financial Corporation. Please review the enclosed material and sign, date and return the proxy card whether you plan to attend the meeting or not so that the matters coming before the meeting may be acted upon.

     I look forward to the meeting and welcome the opportunity to discuss the business of your Corporation with you. In order to plan for the luncheon, please return the enclosed reservation with your proxy by Thursday, April 16, 1998.

                              Sincerely yours,
                              /s/ William C. Sonntag

                              William C. Sonntag
                              President & CEO

                       SLIPPERY ROCK FINANCIAL CORPORATION
                              100 SOUTH MAIN STREET
                      SLIPPERY ROCK, PENNSYLVANIA 16057-1245
                                 (724) 794-2210

                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders:

     NOTICE IS HEREBY GIVEN that pursuant to the call of its Board of Directors, the Annual Meeting of Shareholders of Slippery Rock Financial Corporation will be held at the Slippery Rock Township Municipal Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057, on Tuesday, April 21, 1998, at 7:00 p.m., prevailing time, for the purpose of considering and voting on the following matters:

     1.   Election of four directors for a term of three years.

     2. Such other business as may properly come before the meeting or any adjournment thereof.

     Only those shareholders of record at the close of business on March 2, 1998 shall be entitled to receive notice of and to vote at the meeting. A Proxy Statement, a form of proxy and self-addressed envelope are enclosed. Complete, date and sign the proxy. Return it promptly in the envelope which requires no postage if mailed in the United States. If you attend the meeting, you may withdraw your proxy and vote in person.

     This Notice, the accompanying Proxy Statement and form of proxy are sent to you by order of the Board of Directors.


                                 Eleanor L. Cress
                                 Secretary


Slippery Rock, Pennsylvania
March 31, 1998

                                PROXY STATEMENT

                                 INTRODUCTION

     The Proxy Statement and enclosed proxy are being mailed to the shareholders of Slippery Rock Financial Corporation (the "Corporation"), on or about March 31, 1998, in connection with the solicitation of proxies by the Board of Directors of the Corporation. The proxies will be voted at the Annual Meeting of the Shareholders to be held on April 21, 1998, at 7:00 p.m., prevailing time, at the Slippery Rock Township Municipal Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057. Proxies may be revoked at will at any time before they have been exercised by filing with the Secretary of the Corporation an instrument of revocation, by submitting a duly executed proxy bearing a later date or by appearing at the Annual Meeting and giving notice of intention to vote in person.

     The costs of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, directors and officers of the Corporation may solicit proxies, without additional compensation, by telephone or telegraph. Arrangements may be made by the Corporation with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and the Corporation may reimburse them for reasonable expense they incur in so doing.

     The Corporation's Annual Report for the year ended December 31, 1997, is enclosed with this Proxy Statement. It should not be regarded as proxy solicitation material.

                        VOTING SECURITIES

     As of the close of business on March 2, 1998, (the "Record Date"), there were outstanding 1,379,324 shares of Common Stock of the Corporation ("Common Stock"), the only class of capital stock of the Corporation outstanding and entitled to vote. Only shareholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote for each such share held.

BENEFICIAL OWNERSHIP BY CERTAIN PERSONS AND MANAGEMENT

     There is set forth below information with respect to the beneficial ownership, as of the Record Date, of certain persons, including directors and nominees for director, of shares of the Common Stock.

Name of Beneficial             Amount and Nature          Percent of Class
------------------             -----------------          ----------------
Owner                          of Ownership (1)(2)(3)
-----                          ------------

John W. Conway
 Slippery Rock, Pennsylvania         48,164                     3.49%

Grady W. Cooper                     183,450                    13.28%
 St. Cloud, Florida

Robert M. Greenberger                 1,232                        *
  Butler, Pennsylvania

Robert E. Gregg                       4,720(4)                     *
 Grove City, Pennsylvania

William D. Kingery                    1,004                        *
  New Wilmington, Pennsylvania

Paul M. Montgomery                   26,288                     1.90%
 Slippery Rock, Pennsylvania

S. P. Snyder                         20,801                     1.51%
 Slippery Rock, Pennsylvania

William C. Sonntag                    8,160                        *
 Slippery Rock, Pennsylvania

Charles C. Stoops, Jr.               42,648                     3.09%
 Pittsburgh, Pennsylvania

Norman P. Sundell                     3,756                        *
 Slippery Rock, Pennsylvania

Kenneth D. Wimer                     16,592                     1.20%
 Grove City, Pennsylvania

Officers, Directors and             374,427                    27.11%
  Nominees for Directors
  as a Group (5)

--------
*Less than l%

(l) Each of the identified beneficial owners, including the officers, directors and nominees for director as a group, has sole investment and voting power as to all the shares shown as beneficially owned with the exception of those held by certain officers, directors and nominees for director jointly with their spouses or directly by their spouses or another relative.

(2) Shares are deemed to be beneficially owned if a person directly or indirectly has or shares the power to vote or to dispose of the shares.

(3) Includes shares of Common Stock which may be acquired within 60 days by exercise of stock options granted pursuant to the Non-Employee Directors Stock Option Plan approved in 1997. Shares of Common Stock which are subject to stock options are deemed to be outstanding for computing the percentage of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person. The number of such shares included above are as follows:

     Mr. Cooper, 300 shares; Mr. Snyder, 300 shares; Mr. Wimer, 300 shares; Mr. Conway, 300 shares; Mr. Greenberger 300 shares; shares; Mr. Sundell, 300 shares

(4) Includes voting power of attorney over 1,796 shares owned by members of Mr. Gregg's family.

(5) The group consists of 14 persons, as of the Record Date, being two officers of the Corporation, one executive officer of The First National Bank of Slippery Rock (the "Bank"), directors and nominees for director.

                    Principal Holders of Stock

     Except as set forth in the following table, no person is known to the Corporation's management to own of record or beneficially 5% or more of the outstanding Common Stock as of the Record Date:
                                                 Common Stock
                                        -----------------------------
Name and Address                           Amount           Percent
of Beneficial Owner                     ------------      -----------
--------------------

Grady W. Cooper                            183,450           13.28%
St. Cloud, Florida 34769

William J. McDanel                          72,570            5.26%
Slippery Rock, Pennsylvania 16057

                      ELECTION OF DIRECTORS

     The Corporation's Articles of Incorporation provide that there shall be three classes of directors as nearly equal in number as possible, each class being elected for a three-year term and only one class being elected each year beginning in 1993. The total number of directors shall be that number from time to time determined by a resolution adopted by a majority vote of the directors then in office or by resolution of the shareholders at a meeting thereof. There shall be not less than five directors. The number of directors for 1998 has been set at 11.

     The Board of Directors has nominated Messrs. Grady W. Cooper, Robert E. Gregg, S.P. Snyder and Kenneth D. Wimer for election as Class III directors for three-year terms to expire at the 2001 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. All Class III directors were elected by the shareholders at the 1995 Annual Meeting. The remaining seven directors will continue to serve in accordance with their prior election with the terms of the Class I and Class II directors expiring in 1999 and 2000, respectively.

     Each shareholder has one vote for each share registered in his or her name, and there are no cumulative voting rights. Unless authority is withheld as to a particular nominee or as to all nominees, all proxies will be voted for the nominees listed below.

     It is intended that shares represented by proxies will be voted for the nominees listed below, each of whom is now a director of the Corporation and each of whom has expressed his willingness to serve, or for any substitute nominee or nominees designated by the Board of Directors in the event any nominee or nominees become unavailable for election. The four persons receiving the highest number of votes for Class III directors will be elected. The Board of Directors has no reason to believe that any of the nominees will not serve if elected.

     In the following tables are set forth as to each of the nominees for election as Class III directors and as to each of the continuing Class I and Class II directors his age, principal occupation and business experience, the period during which he has served as a director of the Corporation, the Bank or an affiliate and other business relationships as of the Record Date. There are no family relationships between any of the persons listed below except Mr. Cooper and the Messrs. Wimer are first cousins.

           Nominees For Election as Class III Directors
                       Terms Expire in 2001
                                                       Directorship
                                                       in other
Name and Principal                 Director            Reporting
Occupation (1)           Age       Since (2)(3)       Companies
---------------          ---       -------------       ---------
Grady W. Cooper          75        1966                None
Chairman of the Board,
former President of
Cooper Brothers, Inc.
Building Supplies

Robert E. Gregg          56        1987                None
Partner, Spring
Meadows Farms

S. P. Snyder,            65        1966                None
Retired, former
Owner and Partner,
Snyder Bus Company

Kenneth D. Wimer         71        1971                None
Retired, former
Manager, Cooper
Brothers, Inc.
Building Supplies

THE BOARD OF DIRECTORS RECOMMENDS THE ABOVE NOMINEES BE ELECTED



                        Class I Directors
                       Terms Expire in 1999
                                                       Directorship
                                                       in other
Name and Principal                 Director            Reporting
Occupation (1)           Age       Since (2)(3)        Companies
---------------          ---       -------------       ---------

John W. Conway           73        1961                None
Vice Chairman,
Retired, former
Executive Vice
President of the Bank

William D. Kingery       44        1995                None
Vice President and
Treasurer, Springfield
Restaurant Group

Charles C. Stoops, Jr.   64        1984                None
General Tax Counsel,
Rockwell International
Corp.

                        Class II Directors
                       Terms Expire in 2000
                                                       Directorship
                                                       in other
Name and Principal                   Director          Reporting
Occupation (1)           Age       Since (2)(3)        Companies
---------------          ---       -------------       ---------

Robert M. Greenberger    61        1995                None
Owner and President,
Harry Products, Inc.,
parent firm of Warehouse
Sales and Trader
Horn, Retail Sales

Paul M. Montgomery       73        1971                None
Retired, former
President of the
Bank

William C. Sonntag       49        1989                None
President and Chief
Executive Officer of
the Corporation and
Bank

Norman P. Sundell        54        1987                None
Partner,
Sundell Auto Specialties



(l) All directors and nominees have held the positions indicated or another senior executive position with the same entity or one of its affiliates or predecessors for the past five years.

(2) Reflects the earlier of the first year as a director of the Corporation or the Bank.

(3)  All incumbent directors were elected by the shareholders.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Corporation has various committees including a Personnel and Salary Committee and an Audit Committee. During the year 1997 the Board of Directors of the Corporation held 6 meetings and the Board of Directors of the Bank held 12 meetings. The Audit Committee held 10 meetings. The Audit Committee of the Corporation and the Bank comprise the same persons, and all meetings were jointly held. Each director attended at least 75% of the combined total of meetings of the Board of Directors and each committee of which he was a member Except Mr. Kingery who attended 64% of such meetings.

     The Audit Committee is responsible for recommending to the Board of Directors the appointment of independent public accountants to audit the books and accounts of the Corporation and its subsidiaries; reviewing the reports of the Audit Department and the reports of examination conducted by bank and bank holding company regulators and of independent public accountants; reviewing the adequacy of internal audit and control procedures; and reporting to the Board of Directors. The Audit Committee is presently comprised of Messrs. Conway, Gregg, Kingery and Wimer who also constitute the Audit Committee of the Bank.

     The Corporation presently does not have a separate Nominating Committee. The Personnel and Salary Committee of the Bank, consisting of Messrs. Cooper, Greenberger, Snyder, Stoops, Sundell, and Wimer, met 4 times in 1997. Mr. Sonntag is ex-officio member of all committees.

                      EXECUTIVE COMPENSATION

COMPENSATION OF DIRECTORS

     Directors are paid $900 for each Board meeting. A total of $111,800 was paid as Directors fees in 1997.

EXECUTIVE COMPENSATION

     The following persons are considered to be Executive Officers of the Corporation by virtue of their position with the Corporation or the Bank.

     Name          Age       Position        Business Experience(1)
     ----          ---       --------        ----------------------
William C. Sonntag  49   President and Chief
                         Executive Officer
                         of the Corporation
                         and the Bank

Mark A. Volponi     36   Treasurer of the
                         Corporation and
                         Controller of the Bank

Eleanor L. Cress    58   Secretary of the
                         Corporation and
                         Vice President and
                         Secretary of the Bank

Dale R. Wimer       52   Executive Vice
                         President of the Bank

(l) Each of the above persons, has held an executive position with the Corporation or the Bank for the past five years.

     The following table sets forth the cash compensation paid or to be paid by the Bank during 1997 to Mr. Sonntag, the Chief Executive Officer. No other officer's compensation exceeded $100,000. The Corporation pays no salaries or benefits.

                          SUMMARY COMPENSATION TABLE
                          Annual Compensation (l)(2)
                          --------------------------
Name and
Principal                                    Number of All       Other Annual
Position         Year    Salary    Bonus     Stock Options(4) Compensation(4)
--------         ----    ------    -----     ---------------  --------------

William C.       1997    $90,504   $29,166        2,000          -
Sonntag,         1996    $85,512   $28,167        0              -
President and    1995    $80,508   $26,068        0              -
Chief Executive
Officer (3)

(l) Information with respect to group life, health, hospitalization and medical reimbursement plans is not included as they do not discriminate in favor of officers or Directors and are available generally to all salaried employees.

(2) Information with respect to the Bank's Employees Retirement Plan is not included as it is a fixed benefit plan available to all salaried employees on the same terms and conditions.

(3) Does not include amounts attributable to miscellaneous benefits. In the opinion of management of the Corporation, the cost of providing such benefits during 1997 did not exceed the lesser of $50,000 or 10% of Mr. Sonntag's total salary and bonus.

(4) The Corporation has no restricted stock or other long-term incentive plans. The Board of Directors approved an Employees Incentive Stock Option Plan which plan was approved and adopted by Shareholders at the 1997 meeting. Information with respect to grants made pursuant to this plan is set forth below.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information concerning the grant of stock options to Mr. Sonntag during fiscal 1997.

                              Percent of
                              Total Options  Exercise
               Options        Granted to     Price          Expiration
Name           Granted(#)     Employees      ($/Share)(1)      Date
----           ---------      ---------      -----------    ----------

William C.     2,000          23%            $29.00         9/30/2007
Sonntag

(1) Based upon a market value of $29.00 per share on September 30, 1997 pursuant to an independent appraisal as of that date.

                     AGGREGATED OPTION EXERCISES IN LAST
                    FISCAL YEAR AND YEAR END OPTION VALUES
                    --------------------------------------

     The following table sets forth certain information concerning exercise of stock options granted pursuant to the Employees Incentive Stock Option Plan by Mr. Sonntag during the year ended December 31, 1997 and options held at December 31, 1997.

             Shares                  Number of Unexercised           Value of Unexercised
             Acquired                Options at December 31, 1997    Options at December 31, 1997
             on          Value       ----------------------------    ----------------------------
Name         Exercise    Realized    Exercisable    Unexercisable    Exercisable    Unexercisable(1)
----         --------    --------    -----------    -------------    -----------    -------------
William         0            0             0             2,000             0            $7,000
C. Sonntag

(1) Based upon a market value of $32.50 per share on December 31, 1997 pursuant to an independent appraisal as of the date.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Exchange Act requires the Corporation's officers, directors and persons owning more than 10% of the Corporation's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and such shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Except as set forth above in "Principal Holders of Stock", the Corporation knows of no person who owned 10% or more of its Common Stock.

     Based upon review of copies of the forms furnished to the Corporation, the Corporation believes that during 1997 all Section 16(a) filing requirements were complied with in a timely manner.

                   TRANSACTIONS WITH MANAGEMENT

     Certain directors, nominees and executive officers and/or their associates were customers of and had transactions with the Corporation or the Bank during 1997. Transactions which involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

                             AUDITORS

     S. R. Snodgrass, A.C. has audited the Corporation's financial statements for the fiscal year ended December 31, 1997, and the report on such financial statements appears in the Annual Report to

Shareholders. S. R. Snodgrass, A.C. has been selected by the Board of Directors to perform an examination of the consolidated financial statements of the Corporation for the year ending December 31, 1998.

                      FINANCIAL INFORMATION

     A copy of the Corporation's Annual Report to Shareholders for the year ended December 31, 1997 accompanies this Proxy Statement. Such Annual Report is not a part of the proxy solicitation materials.

     REQUESTS FOR PRINTED FINANCIAL MATERIAL FOR THE CORPORATION OR ANY OF ITS SUBSIDIARIES - ANNUAL OR QUARTERLY REPORTS, FORMS 10-KSB AND 10-QSB AND CALL REPORTS AND A LIST OF EXHIBITS - SHOULD BE DIRECTED TO MARK A. VOLPONI, TREASURER, 100 SOUTH MAIN STREET, SLIPPERY ROCK, PA 16057-1245, TELEPHONE
(724) 794-2210. UPON WRITTEN REQUEST AND PAYMENT OF A COPYING FEE OF TEN CENTS A PAGE, THE CORPORATION WILL ALSO FURNISH A COPY OF ALL EXHIBITS TO THE FORM 10-KSB.


          SHAREHOLDERS PROPOSALS FOR NEXT ANNUAL MEETING

     Any eligible shareholder desiring to present a proposal to be considered at the 1999 Annual Meeting of Shareholders should submit the proposal in writing to: William C. Sonntag, President, Slippery Rock Financial Corporation, 100 South Main Street, Slippery Rock, PA 16057-1245 no later than November 21, 1998.


                          OTHER MATTERS

     The Board of Directors knows of no other matters to be presented at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy.

                              By Order of the Board of Directors,


                              ______________________________
                              Eleanor L. Cress
                              Secretary

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS OF
                      SLIPPERY ROCK FINANCIAL CORPORATION

     The undersigned shareholder(s) of SLIPPERY ROCK FINANCIAL CORPORATION, Slippery Rock, Pennsylvania (the "Corporation") do(es) hereby appoint Donald
L. Mershimer and Frank Gill, or either one of them my (our) true attorney(s) with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of the Corporation standing in my (our) name(s) on its books on March 2, 1998 at the Annual Meeting of Shareholders of the Corporation to be held at the Slippery Rock Township Municipal Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057, on April 21, 1998, at 7:00 p.m. or any adjournment(s) thereof as follows: (Mark an "X" in the box below to indicate your vote.)

     1.   Election of Directors:

     [  ] FOR all nominees listed      [  ]  WITHHOLD AUTHORITY
          below (Except as marked            to vote for all
          to the contrary below)             nominees listed below

     SPECIAL INSTRUCTIONS: To WITHHOLD authority to vote for any individual nominee(s), draw a line through the nominee's name(s) below.

           Class III Director for Term Expiring in 2001
           --------------------------------------------

          Grady W. Cooper          S.P.Snyder
          Robert E. Gregg          Kenneth D. Wimer


     2. In accordance with the recommendations of management, to vote upon such other matters as may properly come before the meeting or any adjournment thereof.

     IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED SHALL BE VOTED IN FAVOR OF ITEM 1 AND IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT WITH RESPECT TO ITEM 2.

This will ratify and confirm all that said attorney(s) may do or cause to be done by virtue hereof. Said attorney(s) is (are) hereby authorized to exercise all the power that I (we) would possess if present personally at said meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me
(us) heretofore given for any meeting of Shareholders of the Corporation. Receipt is acknowledged of the Notice and Proxy Statement for said meeting, each dated March 31, 1998.

If you plan on attending the meeting in person, please indicate in the box below.

WILL ATTEND  [  ]
                                   Number of Shares
                                                   ----------------
                                   Dated:
                                   --------------------------------

                                   --------------------------------
                                   Signature of Shareholder

                                   --------------------------------
                                   Signature of Shareholder
                                   Please date and sign exactly as your
                                   name(s) appear(s) hereon.  When
                                   signing as attorney, executor,
                                   administrator, trustee, or guardian,
                                   etc., you should indicate your full
                                   title.  If stock is in joint
                                   name(s), each joint owner should
                                   sign.

       PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ADDRESSED ENVELOPE